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                                                                    EXHIBIT 23.2

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 (Amendment No. 1) of our report dated July 30, 1999, relating to the financial statements of the Sure-Med Division of Baxter Healthcare Corporation, an indirect division of Baxter International Inc., which appears in such Registration Statement. We also consent to reference to us under the headings "Experts" and in such Registration Statement.

                                                      /s/ PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
Chicago, Illinois
June 8, 2000